FIRST AMENDMENT
TO SENIOR SECURED TERM LOAN AGREEMENT
FIRST AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT (this “First
Amendment”), dated as of September 6, 2024, is by and among Sable Offshore Corp., a Delaware corporation, as Borrower (the “Borrower”), certain Subsidiaries of the Borrower, as Guarantors (collectively, the “Guarantors” and each, a “Guarantor”), Exxon Mobil Corporation, a New Jersey corporation, as lender (the “Lender”), and Alter Domus Products Corp., as administrative agent for the benefit of the Secured Parties (in such capacity, the “Administrative Agent”), pursuant to the Existing Credit Agreement (as hereinafter defined). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in the Amended Credit Agreement (as hereinafter defined).
W I T N E S S E T H:
WHEREAS, the Administrative Agent, the Lender, the Borrower and the Guarantors have entered into financing arrangements pursuant to which the Lender has agreed to extend certain credit facilities to the Borrower as set forth in the Senior Secured Term Loan Agreement, dated as of February 14, 2024, by and among the Administrative Agent, the Lender, the Borrower (as amended, restated, amended and restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this First Amendment, the “Existing Credit Agreement”; as amended by this First Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”) and have agreed to amend the Existing Credit Agreement pursuant to the terms and conditions of this First Amendment.
NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.The following term is used in this First Amendment as defined below:
“Side Letter” means that certain letter agreement, dated as of September 6, 2024, by and among ExxonMobil Corporation, as seller and lender, Mobil Pacific Pipeline Company, as seller, and Sable Offshore Corp., as purchaser and borrower.
2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 3 below, the Existing Credit Agreement is hereby amended as follows:
(a)Section 2.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
Section 2.01 Term Loan. Subject to the terms and conditions set forth herein, the Lender made a Loan to the Borrower on the Closing Date in an initial principal amount equal to Six Hundred Twenty Two Million Eight Hundred Eighty Six Thousand Nine Hundred Eighty Two Dollars ($622,886,982.00), which Loan was deemed funded in full on the Closing Date (without further action by the Borrower or the Lender) on the consummation of the PSA and the Borrower’s acquisition of the Assets pursuant thereto. With effect as of January 1, 2024, the aggregate principal amount of the Loan is equal to Seven Hundred Fifty Eight Million Three Hundred Thirty One Thousand One Hundred Six Dollars $758,331,106.
3.Representations and Warranties. The Borrower represents and warrants with and to the Administrative Agent and the Lender as follows:
(a)no Default or Event of Default exists or has occurred and is continuing or would result from the First Amendment Effective Date (as defined below);
(b)this First Amendment and each other agreement to be executed and delivered by the Borrower and Guarantors in connection herewith (collectively, together with this First Amendment, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary corporate action on the part of the Borrower and each Guarantor and, if necessary, member or direct or indirect equityholder action, and the agreements and obligations of the Borrower and each Guarantor contained herein and therein constitute legal, valid and binding obligations of the Borrower and each Guarantor, as applicable, enforceable against the Borrower and each Guarantor in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, other debtor relief laws, laws relating to or affecting generally the enforcement of creditors’ rights and applicable equitable principles, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;
(c)the execution, delivery and performance of each Amendment Document (i) are all within the Borrower’s and each Guarantor’s limited liability company or corporate powers (as applicable) and (ii) are not in contravention of (A) in any material respect, any applicable law or regulation or any order of any Governmental Authority, (B) the terms of the Organizational Documents of the Borrower or any Guarantor, or (C) any indenture, note, credit agreement or other agreement binding upon any Credit Party or its Properties; and
(d)the representations and warranties set forth in the Financing Documents (as amended hereby) are true and correct in all material respects as of the First Amendment Effective Date (without duplication of any materiality qualifiers) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of such earlier date).
4.Conditions Precedent. This First Amendment shall become effective on the date on which each of the following conditions precedent is satisfied in a manner satisfactory to the Lender (the “First Amendment Effective Date”):
(a)the Administrative Agent and the Lender shall have received:
(i)counterparts of this First Amendment, duly authorized, executed and delivered by the Borrower, the Guarantors, the Lender and the Administrative Agent;

(ii)an amended and restated promissory note duly executed by the Borrower payable to the Lender substantially in the form of Exhibit E of the Amended Credit Agreement, evidencing the aggregate principal amount of the Loan outstanding after giving effect to this First Amendment;
(iii)a counterpart of the Consent and Reaffirmation attached hereto as Annex A (the “Consent and Reaffirmation”) from each Credit Party;
(b)the Lender shall be satisfied that:
(i)there shall be no pending litigation seeking to enjoin or prevent the execution of the Amendment Documents or the consummation of the transactions contemplated thereby;
(ii)no Material Adverse Effect shall have occurred;
(iii)no Default or Event of Default exists or has occurred and is continuing or would result immediately after giving effect to this First Amendment; and
(c)the Borrower shall have paid on or before the First Amendment Effective Date, all reasonable out-of-pocket expenses then payable to the Administrative Agent and the Lender (including the reasonable fees, charges and disbursements of White & Case LLP, as counsel to the Lender).
5.Effect of this First Amendment. Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender or the Administrative Agent under the Existing Credit Agreement or any other Financing Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Financing Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or other provisions contained in the Existing Credit Agreement or any other Financing Document in similar or different circumstances after the date hereof. This First Amendment is hereby designated as a Financing Document by the Borrower.
6.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). The
indemnification, jurisdiction, venue and waiver of right to trial by jury provisions in Sections 9.03, 9.09 and 9.10 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.
7.Binding Effect. This First Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
8.Entire Agreement. This First Amendment, the Amended Credit Agreement, and the other Financing Documents represent the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
9.Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this First Amendment.
10.Counterparts. This First Amendment, any documents executed in connection herewith and any notices delivered under this First Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this First Amendment or on any notice delivered to the Administrative Agent under this First Amendment. This First Amendment and any notices delivered under this First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this First Amendment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this First Amendment or notice.
11.Financing Document; Lender. This First Amendment shall be considered to be a “Financing Document” for all purposes under the Amended Credit Agreement and the other Financing Documents. In executing and delivering this First Amendment, the Lender and the Administrative Agent shall be entitled to all of their rights, benefits, immunities and indemnities set forth in the Financing Documents.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER:

SABLE OFFSHORE CORP.

By:	/s/ J. Caldwell Flores
Name:	J. Caldwell Flores
Title:	President

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GUARANTORS:

PACIFIC OFFSHORE PIPELINE COMPANY

By:	/s/ J. Caldwell Flores
Name:	J. Caldwell Flores
Title:	President

PACIFIC PIPELINE COMPANY

By:	/s/ J. Caldwell Flores
Name:	J. Caldwell Flores
Title:	President

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ADMINISTRATIVE AGENT:

ALTER DOMUS PRODUCTS CORP.

By:	/s/ Pinju Chiu
Name:	Pinju Chiu
Title:	Associate Counsel

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LENDER:

EXXON MOBIL CORPORATION

By:	/s/ Mickey Johnson
Name:	Mickey Johnson
Title:	Attorney in Fact

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Annex A to
First Amendment to Credit Agreement CONSENT AND REAFFIRMATION
Each of the undersigned (the “Credit Parties”) hereby (i) acknowledges receipt of (a) a copy of the First Amendment to Senior Secured Term Loan Agreement dated as of September 6, 2024 (the “First Amendment”) among Sable Offshore Corp., a Delaware corporation, as Borrower (the “Borrower”), certain Subsidiaries of the Borrower, as Guarantors (collectively, the “Guarantors” and each, a “Guarantor”), Exxon Mobil Corporation, as lender (the “Lender”), and Alter Domus Products Corp., as administrative agent for the Secured Parties (in such capacity, the “Administrative Agent”) and (b) the Existing Credit Agreement as defined in the First Amendment, (ii) consents to the First Amendment and each of the covenants, representations and warranties, amendments and other transactions referenced therein, (iii) expressly reaffirms its obligations under each Financing Document to which it is a party and expressly reaffirms, as of the date hereof, its guaranty of the Obligations and grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents, (iv) agrees that all references in any such other Financing Document to the “Credit Agreement” shall mean and be a reference to the Existing Credit Agreement as amended by the First Amendment. Each Credit Party hereby represents and warrants that (x) neither the modification of the Existing Credit Agreement effected pursuant to the First Amendment, nor the execution, delivery, performance or effectiveness of the First Amendment impairs the validity, effectiveness or priority of the Liens granted pursuant to any Financing Document, and all such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred and (y) each of the representations and warranties applicable to such Credit Party pursuant to Section 3 of the First Amendment and each other Financing Document to which it is a party is true and correct in all material respects (without duplication of any materiality qualifiers) (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of such earlier date).
Although the Guarantors have been informed of the matters set forth herein and have acknowledged and consented to the same, each Guarantor understands that neither the Administrative Agent nor the Lender has any obligation to inform the Guarantors of such matters in the future or to seek any Guarantor’s acknowledgment or consent to future amendments or waivers, and nothing herein shall create such a duty.
This Consent and Reaffirmation shall be a Financing Document for all purposes.
THIS CONSENT AND REAFFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). The indemnification, jurisdiction, venue and waiver of right to trial by jury provisions in Sections 9.03, 9.09 and 9.10 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.

Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Existing Credit Agreement, as amended by the First Amendment.
Dated as of September 6, 2024.
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Executed as of the date indicated above.

SABLE OFFSHORE CORP.

By:
Name:
Title:

PACIFIC OFFSHORE PIPELINE COMPANY

By:
Name:
Title:

PACIFIC PIPELINE COMPANY

By:
Name:
Title: